SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



             Date of Report (Date of Earliest Event Reported):
                   September 20, 1996   (July 19, 1996)


                       HOMELAND HOLDING CORPORATION
          (Exact Name of Registrant as Specified in its Charter)




       Delaware                  33-48862             73-1311075
(State or Other Jurisdiction   (Commission          (IRS Employer
      of incorporation)         File Number)       Identification No.)




       2601 N. W. Expressway
       Oklahoma City, OK                                73112
  (Address of Principal Executive Offices)            (Zip Code)




                              (405) 879-6600
           (Registrant's Telephone Number, Including Area Code)

Item 3.     Bankruptcy or Receivership

       On July 19, 1996, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order confirming the First Amended Plan of Reorganization of Homeland Holding Corporation ("Holding") and its wholly-owned subsidiary, Homeland Stores, Inc. ("Homeland" and together with Holding, the "Company"), as modified (the "Plan of Reorganization").

       The effective date of consummation for the Plan of Reorganization was August 21, 1996 (the "Effective Date"). The following summary of certain features of the Plan of Reorganization is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is filed as an exhibit to this report. Capitalized terms used and not defined herein have their respective meanings under the Plan of Reorganization.

(1) On the Effective Date, the Old Notes ($95 million in aggregate face amount plus accrued interest) were canceled and such holders will receive (in the aggregate) $60 million face amount of New Notes, $1.5 million in cash and approximately 60% of the New Common Stock. The New Notes are unsecured and bear interest at 10% per annum and mature in 2003.

(2) On the Effective Date, all of the outstanding Old Common Stock of Holding was canceled and the holders shall receive their Ratable Share of (a) 250,000 shares of New Common Stock and
       (b) 263,158 of New Warrants.

(3) On the Effective Date, the Company entered into a New Credit Agreement consisting of a revolving credit facility of up to $27,500,000 (subject to a borrowing base requirements) and a term loan facility of $10,000,000. The New Credit Agreement is secured by a security interest in, and liens on, in substantially all of the Company's asset and will be guaranteed by Holding.

(4) On the Effective Date, the claims of the banks relating to the Old Credit Agreement, Allowed Priority Claims, Allowed Miscellaneous Secured Claims, Allowed Interest of Holding as sole holder of Homeland Common Stock and holders of the Old Warrants were not impaired under the Plan of Reorganization.

(5) Holders of General Unsecured Claims (including certain trade creditors for unpaid prepetition trade claims and the Allowed Unsecured Noteholders' Claims) are entitled to receive their Ratable Share of 4,450,000 shares of New Common Stock.

(6) On the Effective Date, each of Holding and Homeland adopted amended and restated certificates of incorporation, the principal effects of which are: (a) to eliminate the Old Common Stock and Old Class B Common Stock of Holding, (b) to authorize 7,500,000 shares of New Common Stock of Holding and
       (c) to include a provision to prohibit the issuance of non-voting securities as and to the extent required by Section 1123 (a) (6) of the Bankruptcy Code for both Homeland and Holding.

(7) On the Effective Date, the Modified Union Agreements became effective. The Modified Union Agreements, which are effective for a term of five years, consist of five basic elements: (a) wage rate and benefit contribution reductions and work rule changes, (b) an employee buyout offer, (c) the establishment of an employee stock bonus plan which will receive, or be entitle to receive up to 522,222 shares of New Common Stock,
       (d) the right to designate one member of the Board of Directors and (e) eliminate certain wage reinstatement provisions, incentive plans and "maintenance of benefits."

       Prior to the Effective Date, Holding's certificate of incorporation authorized the issuance of 81,000,000 shares of capital stock, consisting of 40,500,000 shares of Old Common Stock and 40,500,000 shares of Old Class B Common Stock. As stated above, on the Effective Date, the Old Common Stock and Old Class B Common Stock were canceled and New Common Stock will be issued to certain creditors and the employee stock bonus plan, pursuant to the Modified Union Agreements. The amended restated certificate of incorporation, authorizes Holding to issue up to 7,500,000 shares of New Common Stock, of which 4,450,000 and 250,000 shares will be issued to the Unsecured Creditors and Old Common Stock Holders, respectively, (on consummation of the Plan of Reorganization) and up to 522,222 shares to the Employee Stock Bonus Plan over a period of three years. Holding has also reserved for issuance 263,158 shares of New Common Stock issuable upon exercise of the New Warrants and reserved 263,158 shares of New Common Stock for issuance under the Management Stock Option Plan. The terms and the conditions of the Management Stock Option Plan (including the identity of the participants and the number of options to be granted) shall be determined by the Board of Directors of Reorganized Holding.

       Under the Plan of Reorganization, Holding is required to use its best efforts to (1) cause, as promptly as practical after the Effective Date, the shares of the New Common Stock to be listed with NASDAQ National Market System (or in the event, Holding fails the National Market System listing requirements, on such other exchange or system on which the New Common Stock may be listed) and
(2) to file, within 60 days after the Effective Date, a Form 10 Registration Statement with respect to the New Common Stock under the Securities Act of 1934, as amended, and to cause such registration statement to remain effective until the earlier of (a) the seventh anniversary of the Effective Date, and (b) the first date on which less than 10% of the outstanding New Common Stock is publicly held.

       An unaudited consolidated balance sheet of the Company as of June 15, 1996, which sets forth information as to the assets and liabilities of the Company, is filed as an exhibit to this report.

Item 7.     Financial Statements and Exhibits


  (c)  Exhibits filed as a part of this Report:

            Exhibit No.       Description

             2b               First Amended Joint Plan of
                              Reorganization of Homeland
                              Stores, Inc. and Homeland Holding
                              Corporation, as modified,
                              (Incorporated by reference to
                              Exhibit 2b to Form 10-Q dated
                              June 15, 1996)


            10aaa Indenture, dated as of August 2, 1996, between Homeland Stores, Inc, as Issuer, Homeland Holding Corporation, as Guarantor and
                              Fleet National Bank , as Trustee.


            99i               Unaudited Consolidated Balance
                              Sheet as of June 15, 1996
                              (Incorporated by reference to
                              Form 10-Q dated June 15, 1996)

                                 SIGNATURE


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           HOMELAND HOLDING CORPORATION



                           By:   /s/ Larry W. Kordisch
                                 Larry W. Kordisch, Executive
                                 Vice President/Finance,
                                 Treasurer, Chief Financial
                                 Officer and Secretary




Dated: